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                                                                    Exhibit 10.1

                            CATALYST FINANCIAL CORP.
                             201 S. Biscayne Blvd.
                                  Suite 2950
                               Miami, FL  33131

         THIS FINANCIAL CONSULTING AGREEMENT, made as of the ___ day of ____, 1998, is by and between Curtis International Ltd., an Ontario, Canada corporation (the "Company"), with its principal place of business at 7 Kodiak Crescent, Downsview, Ontario M3J 3E5 and Catalyst Financial Corp., a Florida corporation ("Catalyst"), having its principal place of business at 201 S. Biscayne Blvd., Suite 2950, Miami, Florida 33131.

                                R E C I T A L S:

         A. The Company is a public company with a class of equity securities publicly traded, and desires to retain Catalyst to provide certain financial consulting services.

         B. Catalyst desires to provide certain financial consulting services to the Company in accordance with the terms and conditions contained hereinafter.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto hereby agree as follows:

         1. Consulting Services. During the term of this Agreement, Catalyst is hereby retained by the Company to provide financial consulting services to the Company, to include, among other things, services related to merger & acquisition activities, strategic planning and general corporate finance matters. Nothing hereunder shall require Catalyst to devote a minimum number of hours per calendar month toward the performance of services hereunder. Unless otherwise agreed to by Catalyst, all services hereunder shall be performed by Catalyst, in its sole discretion, at its principal place of business or other offices. Notwithstanding anything contained herein to the contrary, the services to be performed by Catalyst hereunder may be performed by any employee of or consultant to Catalyst.

         2. Term. The term of this Agreement shall be for two years commencing as of the date first written above and terminating one day prior to the second anniversary hereof. Thereafter, this Agreement shall be renewed for subsequent one year terms upon mutual agreement of the parties. This Agreement shall be terminable by either party upon 30 days notice.

         3. Compensation; Reimbursement of Expenses. In consideration for the performance of services hereunder, the Company hereby agrees to pay Catalyst the aggregate sum of $________, representing the full payment due, which will be paid as of the date first written above. The Company further hereby agrees to pay the reasonable out-of-pocket expenses incurred by Catalyst in connection with such services to be rendered hereunder. Catalyst may, from time to time, deem it to be in the best interests of the Company to retain an outside consultant in connection with certain specific acquisitions or proposed transactions. Catalyst agrees to obtain

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                                                                        -2-

the written consent of the Company prior to retaining such consultant. In such event, the Company agrees to pay any and all fees and expenses of such consultant.

         4. Finder's Fee. In the event the Company effectuates a financial reorganization, strategic alliance, merger, joint venture, acquisition of a specific product line or brand name or similar transaction subsequent to the date hereof and on or prior to one year from the date of termination of this Agreement, irrespective of any reason for such termination (the "Term"), and such financial reorganization, strategic alliance, merger, joint venture, acquisition or similar transaction is effectuated as a result or consequence of any introduction made directly or indirectly by Catalyst, including, without limitation, any introduction made by any third party to whom the Company was originally introduced, then the Company hereby agrees to pay Catalyst the following cash consideration, which payment shall be due and payable in cash on the date of any such closing with respect thereto:

         5% of the consideration from $1 and up to $5,000,000, plus 4% of the consideration in excess of $5,000,000 and up to $10,000,000, plus
         3% of the consideration in excess of $10,000,000 and up to $15,000,000, plus
         2% of the consideration in excess of $15,000,000 and up to $20,000,000, plus
         1% of the consideration in excess of $20,000,000.

         In addition, if during the Term of the Agreement, the Company effectuates a financial reorganization, strategic alliance, merger, joint venture, acquisition of a specific product line or brand name or similar transaction not arranged, directly or indirectly, by Catalyst, the Company hereby agrees to retain Catalyst to act as its financial advisor in connection with such financial reorganization, strategic alliance, merger, joint venture, acquisition or similar transaction and shall pay Catalyst a fee equal to the following percentages based upon the value of the transaction:

         2% of the consideration from $1 and up to $5,000,000, plus 1% of the consideration in excess of $5,000,000.

         For purposes of this Agreement, "consideration" shall mean the value of the transaction described herein and shall include the aggregate value of all cash, securities, and other property and consideration of every kind, including but not limited to assumption and forgiveness of indebtedness, the maximum gross amount realizable under the terms of an "earn-out" provision, rights to receive periodic payments and all other rights that may be at any time either (i) transferred or contributed to the Company, its affiliates or shareholders in connection with an acquisition of equity or assets thereof, or (ii) transferred or contributed by the Company, its affiliates or shareholders in any transaction involving an investment in or acquisition of any third party, or acquisition of the equity or assets thereof, by the Company or any affiliate thereof, or (iii) transferred or contributed by the Company, its affiliates or shareholders and any other parties entering into any joint venture or similar joint enterprise or undertaking with the Company or any affiliate thereof. The aggregate value of all such cash, securities and other property shall be the aggregate fair market value thereof as determined by Catalyst and the Company, or by an

                            CATALYST FINANCIAL CORP.

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                                                                            -3-

independent appraiser jointly selected by Catalyst and the Company, the cost of which shall be borne entirely by the Company.

         5. Representations of the Company. The Company hereby represents and warrants that any and all information supplied hereunder to Catalyst in connection with any and all services to be performed hereunder by Catalyst for and on behalf of the Company shall be true, complete and correct as of the date of such dissemination and shall not fail to state a material fact necessary to make any of such information not misleading. The Company hereby acknowledges that the ability of Catalyst to adequately provide financial consulting services hereunder is dependent upon the prompt dissemination of accurate, correct and complete information to Catalyst. The Company further represents and warrants hereunder that this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite corporate action; that the Company has the full right, power and capacity to execute, deliver and perform its obligations hereunder; and that this Agreement, upon execution and delivery of the same by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms. The representations and warranties set forth herein shall survive the termination of this Agreement.

         6. Indemnification. See Exhibit A attached hereto.

         7. Confidentiality. See Exhibit A attached hereto.

         8. Independent Contractor. See Exhibit A attached hereto.

         9. Amendment. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evidenced by a written instrument, executed by the party against which such modification, waiver, amendment, discharge, or change is sought.

         10. Notices. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by facsimile transmission or on the third calendar day after being mailed by registered or certified mail, return receipt requested, postage prepaid, to the addresses herein above first mentioned or to such other address as any party hereto shall designate to the other for such purpose in the manner hereinafter set forth.

         11. Entire Agreement. This Agreement contains all of the understandings and agreements of the parties with respect to the subject matter discussed herein. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect.

         12. Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed,

                            CATALYST FINANCIAL CORP.

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                                                                            -4-

construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

         13. Construction and Enforcement. This Agreement shall be construed in accordance with the laws of the State of Florida, without application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.

         14. Binding Nature. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors and assigns.

         15. Counterparts. This Agreement may be executed in any number of counterparts, including facsimile signatures which shall be deemed as original signatures. All executed counter parts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  CURTIS INTERNATIONAL LTD., an
                                  Ontario, Canada corporation

                                  By:
                                     ---------------------------------------
                                     Aaron Herzog, President


                                     CATALYST FINANCIAL CORP., a Florida
                                     corporation

                                  By:
                                     ---------------------------------------
                                     James S. Cassel, President



                            CATALYST FINANCIAL CORP.

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                                    EXHIBIT A

       Indemnification; Confidentiality; and Independent Contractor Status

         1. (a) The Company hereby agrees to indemnify, defend and hold harmless Catalyst, its officers, directors, principals, employees, affiliates, and shareholders, and their successors and assigns from and against any and all claims, damages, losses, liability, deficiencies, actions, suits, proceedings, costs or legal expenses (collectively the "Losses") arising out of or resulting from: (i) any breach of a representation, or warranty by the Company contained in the attached Agreement; or (ii) any activities or services performed hereunder by Catalyst, unless such Losses were the result of the gross negligence, intentional misconduct or gross misconduct of Catalyst or were the result of any information supplied by Catalyst; or (iii) any and all costs and expenses (including reasonable attorneys' and paralegals' fees) related to the foregoing, and as more fully described below.

           (b) If Catalyst receives written notice of the commencement of any legal action, suit or proceeding with respect to which the Company is or may be obligated to provide indemnification pursuant to this Paragraph, Catalyst shall, within thirty (30) days of the receipt of such written notice, give the Company written notice thereof (a "Claim Notice"). Failure to give such Claim Notice within such thirty (30) day period shall not constitute a waiver by Catalyst of its right to indemnity hereunder with respect to such action, suit or proceeding, unless the defense thereof is prejudiced thereby. Upon receipt by the Company of a Claim Notice from Catalyst with respect to any claim for indemnification which is based upon a claim made by a third party ("Third Party Claim"), the Company may assume the defense of the Third Party Claim with counsel of its own choosing, as described below. Catalyst shall cooperate in the defense of the Third Party Claim and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trial and appeals as may be reasonably required in connection therewith. Catalyst shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of Catalyst unless the Company shall not have with reasonable promptness employed counsel to assume the defense of the Third Party Claim, in which event such fees and expenses shall be borne solely by the Company. The Company shall not satisfy or settle any Third Party Claim for which indemnification has been sought and is available hereunder, without the prior written consent of Catalyst, which consent shall not be unreasonably withheld or delayed and which shall not be required if Catalyst is granted a release in connection therewith. If the Company shall fail with reasonable promptness to defend such Third Party Claim, Catalyst may defend, satisfy or settle the Third Party Claim at the expense of the Company (but subject to its consent which shall not be unreasonably withheld) and the Company shall pay to Catalyst the amount of any such Loss within ten (10) days after written demand therefor. The indemnification provisions hereunder shall survive the termination of the attached Agreement.

         2. Catalyst agrees that all non-public information pertaining to the prior, current or contemplated business of the Company is a valuable and confidential asset of the Company. Such information shall include, without limitation, information relating to products, customer lists, patents, trademarks, trade secrets, financing techniques and sources and such financial statements of the Company as are not available to the public. Catalyst, its officers, directors,

                            CATALYST FINANCIAL CORP.

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employees, agents and shareholders shall hold all such information in trust and confidence for the Company and shall not use such information for any purpose other than the discharge of Catalyst's duties under the attached Agreement or disclose any such information other than as expressly authorized by the Company, and shall be liable for damages incurred by the Company as a result of the unauthorized use or disclosure of such information by Catalyst, its officers, directors, employees, agents or shareholders for any purpose, except (i) where such information is publicly available or becomes publicly available other than through or as a result of a breach of this Section 2 of Exhibit A or the attached Agreement, or (ii) where such information is subsequently lawfully obtained by Catalyst from a third party or parties, or (iii) if such information is known to Catalyst prior to the execution of the attached Agreement, or (iv) where Catalyst is required to convey by law. The terms of this Section 2 of Exhibit A shall survive the termination of the attached Agreement.

         3. It is expressly understood and agreed that Catalyst shall, at all times, act as an independent contractor with respect to the Company and not as an employee or agent of the Company, and nothing contained in the attached Agreement shall be construed to create a joint venture, partnership, association or other affiliation, or like relationship, between the parties. It is specifically agreed that the relationship is and shall remain that of independent parties to a contractual relationship and that Catalyst shall have no right to bind the Company in any manner. In no event shall either party be liable for the debts or obligations of the other except as otherwise specifically provided in the attached Agreement.

                            CATALYST FINANCIAL CORP.